UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

ADVANCED MEDICAL OPTICS, INC. (Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Item 5.     Other Events and Required FD Disclosure.

On July 21, 2003, the Registrant announced preliminary results of its modified Dutch auction tender offer for its 9-1/4% Senior Subordinated Notes due 2010. The press release issued with respect thereto is attached hereto as Exhibit 99.1 and by this reference incorporated herein.

On July 23, 2003, the Registrant announced final results of its modified Dutch auction tender offer for its 9-1/4% Senior Subordinated Notes due 2010. The press release issued with respect thereto is attached hereto as Exhibit 99.2 and by this reference incorporated herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release of Registrant, dated July 21, 2003, with respect to preliminary results of modified Dutch auction tender offer.

99.2	Press release of Registrant, dated July 23, 2003, with respect to final results of modified Dutch auction tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

Date:	July 23, 2003	By:	/s/ Aimee S. Weisner

Aimee S. Weisner, Corporate Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release of Registrant, dated July 21, 2003, with respect to preliminary results of modified Dutch auction tender offer.

99.2	Press release of Registrant, dated July 23, 2003, with respect to final results of modified Dutch auction tender offer.

Exhibit 99.1

FOR IMMEDIATE RELEASE Advanced Medical Optics, Inc. Contact: Vince Scullin (714) 247-8344 vince.scullin@amo-inc.com

ADVANCED MEDICAL OPTICS, INC. ANNOUNCES PRELIMINARY RESULTS OF MODIFIED DUTCH AUCTION TENDER OFFER FOR ITS 9-1/4% SENIOR SUBORDINATED NOTES

(SANTA ANA, CA), July 21, 2003 — Advanced Medical Optics, Inc. [NYSE: AVO] (“AMO”) today announced preliminary results of its “Modified Dutch Auction” tender offer (the “Offer”) for up to $115.0 million aggregate principal amount at maturity (the “Offer Amount”) of its outstanding 9-1/4% Senior Subordinated Notes due 2010 (the “Notes”). The Offer commenced on June 18, 2003 and expired at 12:00 midnight on July 18, 2003 (the “Expiration Date”).

As of the Expiration Date, the Depositary for the Offer reported that approximately $177.6 million aggregate principal amount at maturity of Notes had been properly tendered by holders of Notes (including $500,000 aggregate principal amount at maturity tendered through notice of guaranteed delivery) at or below the maximum offer price of $1,150 per $1,000 aggregate principal amount at maturity of Notes. Due to the over-subscription, in accordance with the terms of the Offer, AMO expects to purchase (i) all Notes tendered below the purchase price and (ii) Notes tendered at the purchase price on a pro rata basis in an amount that will enable the Company to purchase the full $115.0 million aggregate principal amount at maturity of Notes subject to the Offer. AMO will pay the same purchase price for all Notes accepted for payment in the Offer. Based on the preliminary results, AMO expects the purchase price to be the maximum offer price of $1,150 per $1,000 aggregate principal amount at maturity of Notes and expects the pro-ration factor to be approximately 11%. The actual purchase price and pro-ration factor will be announced promptly following completion of the verification process. Final determination of the actual aggregate principal amount at maturity of Notes to be purchased is subject to final delivery and final confirmation. Any Notes not accepted for payment will be promptly returned to holders.

Morgan Stanley & Co. Incorporated acted as exclusive dealer manager, Mellon Investor Services LLC acted as information agent and The Bank of New York acted as depositary in connection with the Offer.

About Advanced Medical Optics
Advanced Medical Optics, Inc. (AMO) is a global leader in the development, manufacturing and marketing of ophthalmic surgical and eye care products. The Company focuses on developing a broad suite of innovative technologies and devices to address a wide range of eye disorders. Products in the ophthalmic surgical line include foldable intraocular lenses, phacoemulsification systems, viscoelastics and related products used in cataract surgery, and microkeratomes used in LASIK procedures for refractive error correction. AMO owns or has the rights to such well-known ophthalmic surgical product brands as PhacoFlex®, Clariflex®, Array® and Sensar® foldable intraocular lenses, the Sovereign® phacoemulsification system and the Amadeus™ microkeratome. Products in the eye care line include disinfecting solutions, daily cleaners, enzymatic cleaners and lens rewetting drops. Among the well-known eye care product brands the Company possesses are COMPLETE®, COMPLETE® Blink-N-Clean®, Consept®F, Consept® 1 Step, Oxysept® 1 Step, Ultracare®, Ultrazyme®, Total Care® and blink™. Amadeus™ is a licensed product of, and a trademark of, SIS, Ltd.

Advanced Medical Optics, Inc. is based in Santa Ana, California, and employs approximately 2,000 worldwide. The Company has operations in about 20 countries and markets products in approximately 60 countries. For more information, visit the Company’s web site at www.amo-inc.com.

Forward-Looking Statements
This press release contains forward-looking statements about AMO, including those relating to the Offer. All forward-looking statements in this press release are based on estimates and assumptions and represent AMO’s judgment only as of the date of this press release. Actual results may differ from current expectations based on a number of factors including but not limited to changing market conditions and matters generally affecting the domestic and global economy, such as changes in interest and currency exchange rates. Therefore, the reader is cautioned not to rely on these forward-looking statements. AMO disclaims any intent or obligation to update these forward-looking statements.

Additional information concerning these and other risk factors may be found in previous financial press releases issued by AMO. AMO’s public periodic filings with the Securities and Exchange Commission, including the discussion under the heading “Certain Factors and Trends Affecting AMO and its Businesses” in AMO’s 2002 Form 10-K filed by AMO with the Securities and Exchange Commission on March 14, 2003 and in AMO’s Form 10-Q for the quarter ended March 28, 2003 filed by AMO with the Securities and Exchange Commission on May 5, 2003, also include information concerning these and other risk factors. Copies of press releases and additional information about AMO are available on the World Wide Web at www.amo-inc.com, or you can contact the AMO Investor Relations Department by calling the number listed below.

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Exhibit 99.2

FOR IMMEDIATE RELEASE Advanced Medical Optics, Inc. Contact: Vince Scullin (714) 247-8344 vince.scullin@amo-inc.com

ADVANCED MEDICAL OPTICS, INC. ANNOUNCES FINAL RESULTS OF MODIFIED DUTCH AUCTION TENDER OFFER FOR ITS 9-1/4% SENIOR SUBORDINATED NOTES

(SANTA ANA, CA), July 23, 2003 — Advanced Medical Optics, Inc. [NYSE: AVO] (“AMO”) today announced final results of its “Modified Dutch Auction” tender offer (the “Offer”) for up to $115.0 million aggregate principal amount at maturity (the “Offer Amount”) of its outstanding 9-1/4% Senior Subordinated Notes due 2010 (the “Notes”). The Offer commenced on June 18, 2003 and expired at 12:00 midnight on July 18, 2003 (the “Expiration Date”).

Based on a final count by The Bank of New York, the depositary for the Offer, a total of $177,640,000 aggregate principal amount at maturity of Notes was properly tendered by holders of Notes as of the Expiration Date. In accordance with the terms of the Offer, including the pro-ration terms thereof, AMO has accepted for payment the full $115.0 million aggregate principal amount at maturity of Notes subject to the Offer as set forth below. The final purchase price was set at $1,150 per $1,000 aggregate principal amount at maturity of Notes, the maximum offer price in the Offer. AMO will pay the same purchase price for all Notes accepted for payment, resulting in an aggregate payment of $132,250,000, plus accrued and unpaid interest thereon to, but not including, the date of purchase. Due to the over-subscription, AMO has accepted and will purchase, in accordance with the terms of the Offer, the full Offer Amount as follows: (i) all $107,140,000 aggregate principal amount at maturity of Notes tendered below the purchase price and (ii) $7,860,000 aggregate principal amount at maturity of the $70,500,000 aggregate principal amount at maturity of Notes tendered at the purchase price, which reflects a pro-ration factor of 11.1489362%. Tenders made below the purchase price were not subject to pro-ration.

Payment for Notes properly tendered and accepted for purchase, and the return of all other Notes tendered but not accepted for purchase, will be made promptly by The Bank of New York, the depositary for the Offer.

Morgan Stanley & Co. Incorporated acted as exclusive dealer manager and Mellon Investor Services LLC acted as information agent in connection with the Offer.

About Advanced Medical Optics
Advanced Medical Optics, Inc. (AMO) is a global leader in the development, manufacturing and marketing of ophthalmic surgical and eye care products. The Company focuses on developing a broad suite of innovative technologies and devices to address a wide range of eye disorders. Products in the ophthalmic surgical line include foldable intraocular lenses, phacoemulsification systems, viscoelastics and related products used in cataract surgery, and microkeratomes used in LASIK procedures for refractive error correction. AMO owns or has the rights to such well-known ophthalmic surgical product brands as PhacoFlex®, Clariflex®, Array® and Sensar® foldable intraocular lenses, the Sovereign® phacoemulsification system and the Amadeus™ microkeratome. Products in the eye care line include disinfecting solutions, daily cleaners, enzymatic cleaners and lens rewetting drops. Among the well-known eye care product brands the Company possesses are COMPLETE®, COMPLETE® Blink-N-Clean®, Consept®F, Consept® 1 Step, Oxysept® 1 Step, Ultracare®, Ultrazyme®, Total Care® and blink™. Amadeus™ is a licensed product of, and a trademark of, SIS, Ltd.

Advanced Medical Optics, Inc. is based in Santa Ana, California, and employs approximately 2,000 worldwide. The Company has operations in about 20 countries and markets products in approximately 60 countries. For more information, visit the Company’s web site at www.amo-inc.com.

Forward-Looking Statements
This press release contains forward-looking statements about AMO, including those relating to the Offer. All forward-looking statements in this press release are based on estimates and assumptions and represent AMO’s judgment only as of the date of this press release. Actual results may differ from current expectations based on a number of factors including but not limited to changing market conditions and matters generally affecting the domestic and global economy, such as changes in interest and currency exchange rates. Therefore, the reader is cautioned not to rely on these forward-looking statements. AMO disclaims any intent or obligation to update these forward-looking statements.

Additional information concerning these and other risk factors may be found in previous financial press releases issued by AMO. AMO’s public periodic filings with the Securities and Exchange Commission, including the discussion under the heading “Certain Factors and Trends Affecting AMO and its Businesses” in AMO’s 2002 Form 10-K filed by AMO with the Securities and Exchange Commission on March 14, 2003 and in AMO’s Form 10-Q for the quarter ended March 28, 2003 filed by AMO with the Securities and Exchange Commission on May 5, 2003, also include information concerning these and other risk factors. Copies of press releases and additional information about AMO are available on the World Wide Web at www.amo-inc.com, or you can contact the AMO Investor Relations Department by calling the number listed below.

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